SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2003

                             Alcan Inc.
(Exact name of Registrant as specified in its charter)

                        Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

                          (514) 848-8000
   (Registrant's telephone number, including area code)

ITEM 12.         Results of Operations and Financial Condition

On April 16, 2003, Alcan Inc. issued a press release announcing its earnings for the first quarter of 2003, attached hereto as Exhibits 99.1 and is furnished pursuant to this item.

                         Exhibits

                         99.1          Press release of Alcan Inc., dated April 16, 2003.

                         99.2          Cautionary statement for purposes of the "Safe Harbor" provisions of the Private
                                          Securities Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

By /s/ Roy Millington
Roy Millington
Corporate Secretary

Date: April 16, 2003

EXHIBIT INDEX

Exhibit
Number                                                           Description

(99.1)               Press release of Alcan Inc. dated April 16, 2003.

(99.2)               Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities
                         Reform Act of 1995.